SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   October 29, 1999


INSO CORPORATION
(Exact name of registrant as specified in its charter)



Delaware   					       0-23384	              04-3216243
(State or other        (Commission File      (I.R.S. Employer
jurisdiction of        Number)               Identification
incorporation or                             Number)
organization)

31 St. James Avenue, 							  02116-4101
Boston, Massachusetts								 (Zip code)
(Address of principal
executive offices)


(617) 753-6500
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 2.		Acquisition or Disposition of Assets

(a)	On October 29, 1999, INSO Corporation ("INSO")
sold its DynaText/DynaWeb stand-alone technical document publishing component of its Product Data
Management Division, along with its ViewPort browser technology assets for $14,750,000. The purchase was in the form of a stock purchase by Enigma Information System Ltd. and its subsidiary,
Enigma Information USA, Inc., (collectively
"Enigma") of all of the outstanding stock of INSO
Providence Corporation and ViewPort Development AB of Stockholm, Sweden. The purchase price was paid
$9,000,000 in cash and $5,750,000 in the form of a promissory note, due and payable by April 30, 2000. The promissory note bears interest as follows: (i) if the promissory note is paid by December 15, 1999, no interest shall be due or payable, (ii) if the promissory note is paid after December 15, 1999 but prior to January 31, 2000, interest is at a rate of 6.5% per annum accrued from October 29, 1999 until the date on which the final payment is paid, and (iii) if the promissory note is paid after January 31, 2000, interest at a rate of 6.5% per annum accrued from October 29, 1999 through and until January 31, 2000 and 13.0% per annum accrued from February 1, 2000 through and until the date on which the final payment is paid. The promissory note is secured by a Stock
Pledge Agreement of the stock of INSO Providence
Corporation. The final payment of the note is subject to final closing adjustments allowed under the original agreement with Enigma. In connection with the disposition, INSO will retain the accounts receivable directly associated with the DynaText/DynaWeb and ViewPort browser technologies.


Item 7.		Financial Statements, Pro Forma Financial
Information and Exhibits

(b)  Pro Forma Financial Information

Pro Forma financial information is filed as
Exhibit 99.3 hereto.

(c)  Exhibits

2.1  	Purchase and Sale Agreement dated October 18,
1999, by and among INSO Corporation, INSO
Providence Corporation and ViewPort Development
AB and Enigma Information Systems Ltd. and
Enigma, Inc. and the First Amendment of the Purchase and Sale Agreement dated as of October
28, 1999 by and among Enigma Information Systems
Ltd.and Enigma Information Retrieval Systems, Inc.
and INSO Corporation, INSO Providence
Corporation and ViewPort Development AB (filed herewith).


99.1   Press release, dated October 19, 1999 (previously filed).
99.2   Press release, dated November 1, 1999 (filed herewith).
99.3   Pro Forma Financial Information (filed herewith).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 15th day of November 1999.

						Inso Corporation

						By /s/ Robert F. Dudley
						Robert F. Dudley
						Vice President and Chief Financial Officer





EXHIBIT INDEX


Exhibit
No.	Exhibit Description


2.1    	Purchase and Sale Agreement dated October 18, 1999,
by and among INSO Corporation, INSO Providence
Corporation and ViewPort Development AB and Enigma
Information Systems Ltd. and Enigma, Inc. and the
First Amendment of the Purchase and Sale Agreement dated as of October 28, 1999 by and among Enigma
Information Systems Ltd.and Enigma Information
Retrieval Systems, Inc. and INSO Corporation, INSO
Providence Corporation and ViewPort Development AB
(filed herewith).

99.1 	Press release, dated October 19, 1999 (previously filed).
99.2  Press release, dated November 1, 1999 (filed herewith).
99.3  Pro Forma Financial Information (filed herewith).